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                                                                  Exhibit 10.5

                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") entered into the 6th day of November, 1996, by and among SHOLODGE, INC., a Tennessee corporation ("Borrower"), SHONEY'S INN OF LEBANON, INC., a Tennessee corporation, SHONEY'S INN, INC., a Tennessee corporation, NASHVILLE AIR ASSOCIATES, INC., a Tennessee corporation, MOORE AND ASSOCIATES, INC., a Tennessee corporation, SUNSHINE INNS, INC., a Tennessee corporation, LAFLA INN, INC., a Tennessee corporation, SOUTHEAST
TEXAS INNS, INC., a Tennessee corporation, DELAWARE INNS, INC., a Tennessee corporation, ALABAMA LODGING CORPORATION, a Tennessee corporation, FRONT RANGE SUITES, INC., a Tennessee corporation, MIDWEST INNS, INC., a Tennessee corporation, FAR WEST INNS, INC., a Tennessee corporation, CAROLINA INNS, INC., a Tennessee corporation, and SHONEY'S INN OF BATON ROUGE, a Tennessee general partnership (collectively the "Co-Obligors" and individually a "Co-Obligor"), jointly and severally, and NATIONSBANK OF TENNESSEE, N.A. ("Lender"), a national banking association.

                              W I T N E S S E T H:

         WHEREAS, to evidence the indebtedness owed by Borrower and Co-Obligors to Lender, Borrower and Co-Obligors executed and delivered to Lender a promissory note, being a Line of Credit Note having an original maximum principal amount of $10,000,000 dated November 6, 1996; and

         WHEREAS, Lender and Borrower and Co-Obligors hereby enter into a comprehensive agreement setting forth the terms and conditions of Borrower's and Co-Obligor's line of credit;

         NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower and Co-Obligors, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. Line of Credit. Concurrently with the execution of this Agreement, Lender shall make a line of credit (the "Line of Credit") available to Borrower and Co-Obligors under the following terms:


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                  a. Amount.  The principal indebtedness of Borrower and
         Co-Obligors to Lender under the Line of Credit shall not exceed Ten Million and No/100 Dollars ($10,000,000).

                  b. Interest Rate. The principal amount outstanding under the Line of Credit shall bear interest at Borrower's option at either (i) the Lender's Prime Rate, as it may change from time to time, or (ii) Lender's LIBOR Rate for 30, 60, or 90-day periods (a "LIBOR Period") plus 190 basis points. As more particularly described below, Borrower may elect that a portion of the outstanding principal balance of the Line of Credit bear interest at the Prime Rate and that a portion bear interest at a LIBOR Rate plus the spread described above.

         i. As used in this Agreement, Lender's "Prime Rate" is the fluctuating rate of interest established by Lender from time to time as its "Prime Rate", whether or not such rate shall be otherwise published. Such Prime Rate is established by Lender as an index or base rate and may or may not at any time be the best or lowest rate charged by Lender on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that Lender, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, Lender shall designate a reasonably comparable reference rate which shall be deemed to be the Prime Rate.

         ii. For purposes hereof, the "LIBOR Rate" shall mean the rate per annum announced by Lender as its LIBOR Rate for a period equal to the length of such LIBOR Period as adjusted, without duplication, to reflect Lender's reserve requirements, all as calculated and announced from time to time by Lender, whose announcement shall be binding absent manifest error. To elect the LIBOR Rate for a LIBOR Period, Borrower shall deliver a written election to Lender at least three (3) business days in advance of the effective date of such election, which notice shall specify which LIBOR Period is selected and the amount of the Line of Credit that is to bear interest based upon the


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         LIBOR Rate. Interest shall be calculated based upon a 360-day year in the case of LIBOR Rate loans and 365 days in the case of Prime Rate loans and actual days elapsed. If the adoption of or change in any applicable legal requirement or any change in the interpretation or administration thereof by any governmental authority or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other governmental authority, shall at any time as a result of any portion of the principal balance of the Line of Credit being maintained on the LIBOR Rate:

                  A. Subject the Lender to any tax (including without limitation any United States Interest Equalization Tax), levy, impost, duty, charge, fee (collectively "Taxes"), other than income and franchise taxes of the United States and its political subdivisions; or

                  B. Change the basis of taxation on payments due from the Borrower and Co-Obligors to the Lender under any LIBOR Rate borrowing (otherwise than by a change in the rate of taxation of the overall net income of the Lender); or

                  C. Impose, modify, increase or make applicable any reserve requirement, special deposit requirement or similar requirement (including, but not limited to, state law requirements and Regulation
         D) against assets held by the Lender, or against deposits or accounts in or for the account of the Lender, or against any loans made by the Lender, or against any other funds, obligations or other property owned or held by Lender; or

                  D. Impose on the Lender any other condition regarding any LIBOR Rate borrowing;

         and the result of any of the foregoing is to increase the cost to the Lender of agreeing to make or of making, renewing or maintaining such borrowing on the basis of the LIBOR Rate, or reduce the amount of principal or interest received by the Lender, then, upon demand by the Lender, the Borrowers and Co-Obligors shall pay to the Lender, from time to time as specified by the Lender, additional amounts which shall


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         reasonably compensate the Lender for such increased cost or reduced amount relating to LIBOR Rate borrowings outstanding after Lender's demand. The Lender's reasonable determination of the amount of any such increased cost, increased reserve requirement or reduced amount shall be conclusive and binding, absent manifest error.

(iv) In no event shall the interest rate charged on the Line of Credit exceed the maximum rate allowed under applicable law. Any amounts paid in excess of the maximum lawful rate shall be applied to reduce the principal amount of Borrower's and Co-Obligors' obligations to Lender or shall be refunded to Borrower and Co-Obligors, at Lender's election. After maturity (by acceleration or otherwise), the principal amount under the Line of Credit shall bear interest at the rate of interest in effect immediately before maturity plus four percent (4%).

                  c. Payments. Payment of all obligations arising under the Line of Credit shall be made as follows:

                           (1) Interest. Interest on the outstanding principal
                  balance under the Line of Credit shall be paid in arrears on the 1st day of each quarter beginning on December 1, 1996 except, in the case of a LIBOR Rate borrowing at Borrower and Co-Obligors' option, interest shall be payable on the earlier of the quarter as set forth above or at the end of the applicable LIBOR Period.

                           (2) Voluntary Prepayment. Voluntary prepayments of
                  principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Lender any breakage costs associated with such prepayment.

                           (3) Mandatory Prepayment.  Borrower and Co-Obligors
                  must immediately prepay any amount by which the principal balance of the Line of Credit exceeds $10,000,000.


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                          (4) All Amounts Due.  All remaining principal,
                  interest and expenses outstanding under the Line of Credit shall become due January 31, 1997.

                  d. Use of Proceeds. Advances under the Line of Credit shall be used by Borrower and Co-Obligors for working capital, to finance the construction of new inns and for a one-time repurchase of warrants with a repurchase price not to exceed $7,500,000, and for no other purpose.

                  e. Revolving Loans; Disbursements. During the term of this Agreement, Borrower and Co-Obligors may from time to time request, repay and reborrow advances under the Line of Credit, provided that the total principal amount outstanding under the Line of Credit shall not at any time exceed $10,000,000 and that no Default (as hereinafter defined) or any event which with the giving of notice, the passage of time, or both, would constitute a Default, then exists hereunder. Disbursements shall be made as follows:

                           (1) Disbursement Requests. Lender may honor requests
                  for advances made on Borrower's and Co-Obligors' behalf by Borrower's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, or other officer designated by Borrower, whether such request is made in person, by telephone, or in writing. Lender may require that requests for advances be submitted in writing, and may also require that Borrower submit with such requests written warranties or other reasonable assurances acceptable to Lender showing that Borrower and Co-Obligors are not then in default hereunder and Borrower is otherwise entitled to receive the requested advance.

                           (2) Funding. As long as Borrower and Co-Obligors meet the conditions for funding stated herein, Lender shall fund advances requested under the Line of Credit within one (1) business day of the actual receipt of Borrower's request by Lender. All funds shall be disbursed directly into an account maintained by Borrower with Lender. Borrower and Co-Obligors agree that if Lender elects to fund any requested advance(s) sooner after requested than is required of Lender hereunder,


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                  Lender may nevertheless use the entire response period allowed hereunder upon receipt of any subsequent request, at Lender's sole option.

                           (3) Conditions to Funding. Lender shall not be
                  obligated to make any advance under the Line of Credit unless all of the following conditions are satisfied as of the time of the request and of funding.

                                    A. All of the Loan Documents (as
                           hereinafter defined) provided for herein (or otherwise requested by Lender pursuant to the "Further Assurances" provision hereof) to evidence the Line of Credit must have been executed and delivered to Lender.

                                    B. All warranties made in the Loan
                           Documents must be true as of the dates of the advance request and as of the date of funding thereof except those that by their terms speak of a particular date (the submission of a request for advance by Borrower shall be deemed a reaffirmation of such warranties as of the date of the request).

                                    C. All covenants made in the Loan Documents
                           must have been complied with as of the dates of the advance request and funding thereof.

                                    D. Borrower and Co-Obligors must not
                           otherwise be in Default hereunder and no condition shall exist which, with the giving of notice, the passing of time, or both, would constitute a Default hereunder.

                           (4) Advance Not Waiver. Lender's making of any
                  advance under the Line of Credit that it is not obligated to make under Paragraph 1e(3) above shall not be construed as a waiver of Lender's right to withhold future advances, declare a Default, or otherwise demand strict compliance with this Agreement.

                           (5) Draws by Debit Memorandum.  Lender may, without
                  prior notice, draw amounts available under the Line of


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                  Credit to pay any obligation of Borrower and Co-Obligors
                  to Lender that is not timely paid. Lender shall notify Borrower within two (2) days of the taking of any such action.

                           (6) LIBOR Rate Election. No more than three (3)
                  LIBOR Rate borrowings may be outstanding at any time. Each LIBOR Rate draw must be at least One Million and 00/100 Dollars ($1,000,000) and, if greater, shall be in $250,000 increments.

         2. Loan Documents. Concurrently with the execution hereof, Borrower and Co-Obligors shall deliver to Lender the following documents in form and substance acceptable to Lender (the "Loan Documents"):

                           (a) This Agreement;

                           (b) Line of Credit Note made by Borrower and Co-
                  Obligors in the principal amount of $10,000,000 payable to the order of Lender ("Line of Credit Note");

                           (c) Certificates of Borrower's and Co-Obligors'
                  (other than Shoney's Inn of Baton Rouge) Good Standing under Tennessee law issued by the Tennessee Secretary of State;

                           (d) Certified copy of resolutions of Borrower's and
                  each Co-Obligor's Board of Directors authorizing a named officer of Borrower and each Co-Obligor to enter into this Agreement and to execute all related documents on Borrower's and Co-Obligors' behalf;

                           (e) The Lender shall have received Borrower's 10Q
                  Report for the period ended July 14, 1996 or such other information as Lender may reasonably require; and

                           (f) Legal opinion executed by Borrower's counsel
                  addressing such matters as Lender shall require.

         3. Capacity. Borrower and each Co-Obligor (other than Shoney's Inn of Baton Rouge) warrants that each is and shall remain a duly organized Tennessee corporation in good standing under the


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laws of Tennessee, and that Borrower and each Co-Obligor is and shall remain duly qualified to do business in each state other than Tennessee in which the failure to qualify would result in a material adverse impact on Borrower or any Co-Obligor or their business. Borrower and each Co-Obligor warrants that its execution of and performance under this Agreement and all related documents are permitted under and will not violate any provision of Borrower's and each Co-Obligor's Charter or By-Laws (or, as to Shoney's Inn of Baton Rouge, its partnership agreement) or any agreement to which Borrower or any Co-Obligor is a party or any law, rule, ordinance, regulation or Court Order to which Borrower or any Co-Obligor is subject. Borrower and each Co-Obligor further warrants that the execution of all necessary resolutions and other prerequisites of corporate action or partnership, as applicable, have been duly performed so that the individual executing this Agreement and related documents on behalf of Borrower and each Co-Obligor is duly authorized to bind Borrower and each Co-Obligor by his signature.

         4. No Subsidiaries. Except as set forth in Schedule 4, Borrower and Co-Obligors warrant that they presently have no subsidiaries or interests in any partnership or other business entity.

         5. Corporate Records. Borrower and each Co-Obligor covenants to maintain current corporate minute books and stock ledgers and agree to allow Lender to inspect the same at any time during normal business hours upon reasonable notice.

         6. Accounting. Borrower and Co-Obligors warrant that Borrower's and Co-Obligors' accounting complies with applicable generally acceptable accounting principles ("GAAP") and covenant that they will continue to apply GAAP throughout the life of the loan.

         7. ERISA. Borrower and Co-Obligors have not incurred and shall not incur a material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and have not incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA) in connection with any retirement plan, and no reportable event has occurred and is continuing or shall occur with respect to any such plans.


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         8. Books, Records and Property. Borrower and Co-Obligors covenant to maintain financial books and records in a manner that will allow financial statements to be prepared in accordance with GAAP, consistently applied, and shall allow Lender to inspect such records during normal business hours upon reasonable notice. Lender has full authority to inspect all property of Borrower and Co-Obligors during normal business hours upon reasonable notice.

         9. Insurance. In addition to any specific insurance requirements contained herein or in any other document pertaining to the Line of Credit, Borrower and Co-Obligors agree to generally maintain adequate insurance against casualty and liability losses in accordance with customary practices in Borrower's and Co-Obligors' field of enterprise. Borrower and Co-Obligors agree to provide Lender with proof of the existence of such insurance upon demand.

         10. Chief Executive Office. Borrower and Co-Obligors warrant that the address designated herein to which notices are to be sent to Borrower and Co-Obligors is Borrower's and Co-Obligors' chief executive office. Borrower and Co-Obligors agree to notify Lender in writing of any change thereof and agree that the same shall not in any event be moved outside Sumner County, Tennessee, without Lender's prior written consent.

         11. No Defaults Under Other Agreements. Borrower and Co-Obligors warrant that neither Borrower nor any Co-Obligor, to the best of Borrower's and Co-Obligors' knowledge, information, and belief, nor any other party thereto is presently in default beyond any applicable notice and/or cure periods in any material respect under any material contract or agreement to which Borrower or any Co-Obligor is a party, and no condition presently exists which, with the giving of notice, the passing of time, or both, would cause such a default.

         12. Disclosure of Litigation. Except as disclosed on Schedule 12, there are no actions, suits or proceedings pending (including, but not limited to, matters relating to any Environmental Laws), or, to the best of knowledge of Borrower or any Co-Obligor, threatened, against or affecting Borrower or any Co-Obligor or involving the validity or enforceability of any of the Loan Documents, at law or in equity, or before any governmental or administrative agency, except actions, suits and proceedings


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that are covered by insurance in all material respects and that, if adversely determined, would not impair the ability of Borrower or any Co-Obligor to perform each and every one of its obligations under this Agreement; or materially and adversely affect Borrower's or any Co-Obligor's business or Borrower's or any Co-Obligor's ability to carry on its business substantially in the manners now conducted (individually or in the aggregate).

         13. Financial Statements.

                  a. Warranties. Borrower and Co-Obligors warrant that Borrower's consolidated quarterly and annual financial statements delivered to Lender in connection with the Line of Credit have been prepared in accordance with generally accepted accounting principles, consistently applied, and present fairly the financial condition of Borrower as of the date or dates thereof and are true and correct in all material respect. Without limiting the foregoing, Borrower and Co-Obligors warrant that such financial statements disclose all known material contingent liabilities as well as material direct liabilities. Borrower and Co-Obligors acknowledge that Lender has advanced (or shall advance) the Line of Credit in reliance upon such financial statements, and Borrower and Co- Obligors warrant that no material adverse change has occurred in the financial condition of Borrower and Co-Obligors as set forth in the most recent financial statements.

                  b. Reporting Requirements. Borrower covenants to furnish Lender annual audited financial statements and annual budget and cash flow projections for the upcoming year within one hundred twenty (120) days of the close of the preceding fiscal year. Each audit must be performed by a certified public accountant reasonably acceptable to Lender, at Borrower's expense. In addition, Borrower covenants to furnish to Lender, on or before the forty-fifth (45th) day following the end of each fiscal quarter, income statements, cash flow statements and balance sheets together with an officer's certificate executed by the chief executive officer, chief financial officer or chief accounting officer of Borrower certifying compliance with the financial covenants set forth herein and further stating that, to the best of his knowledge, information and belief, no Default exists hereunder as of the date of the certification. Borrower and Co-Obligors

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         also covenant to furnish to Lender, upon demand, copies of
         Borrower's and Co-Obligors' tax returns and additional financial information in form and substance acceptable to Lender.

         14. Notice of Changes in Financial Condition and Defaults. Borrower and Co-Obligors covenant to give Lender prompt written notice of (i) the creation or discovery of any material additional contingent liability or the occurrence of any other material adverse change in the financial condition of Borrower or Co- Obligors, and (ii) the occurrence of any event, or presence of any condition, which constitutes a Default hereunder or which with the giving of notice, the passing of time, or both, would constitute a Default. Borrower and Co-Obligors covenant that they will not change their fiscal year without obtaining the prior written consent of Lender.

         15. No Unpaid Taxes. Borrower and Co-Obligors have filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon them or upon any of their properties or income, which are due and payable, including interest and penalties, or have provided adequate reserves for the payment thereof, other than any taxes or assessments that could not impair the ability of Borrower and Co- Obligors to perform each and every one of their obligations hereunder; or materially and adversely affect the ability of Borrower or any Co-Obligor to carry on its business in the manner as now conducted. To the best knowledge of Borrower and each Co- Obligor, no tax liens have been filed against Borrower, any Co- Obligor or any of their properties, that could impair the ability of Borrower or any Co-Obligor to perform each and every one of their obligations hereunder; or materially and adversely affect the business of Borrower or any Co-Obligor.

         16. No Untrue or Misleading Representations. Borrower and Co-Obligors warrant that no information, exhibit or report furnished in writing by Borrower or a Co-Obligor to Lender in connection with the Line of Credit contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading in any material respect.



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         17. Compliance with Law. To the best of their knowledge, Borrower and
Co-Obligors warrant that the business activities of Borrower and each Co-Obligor are conducted in material compliance with all applicable laws and regulations. Borrower and Co-Obligors covenant that such activities shall continue to be so conducted.

         18. Assistance in Litigation. Borrower and Co-Obligors covenant to, upon request, cooperatively participate in any proceeding in which Borrower and Co-Obligors are not an adverse party to Lender and which concerns Lender's rights regarding the Line of Credit.

         19. Name. Borrower warrants that during the past five (5) years, Borrower has not been known under or done business under any name other than the name used by Borrower in executing this Agreement. Borrower and Co-Obligors agree to give Lender written notice no later than 15 days after a Borrower or Co-Obligor begins using any name other than that used in executing this Agreement.

         20. Negative Pledge. Except for any liens permitted under Section 29 hereof, Permitted Encumbrances and easements or minor encumbrances relating to real estate, Borrower and Co-Obligors covenant and agree that they will not suffer, permit or grant any lien, security interest, deed of trust, mortgage, deed to secured debt, pledge, assignment or other collateral assignment of any of their assets in favor of any party other than Lender without the prior written consent of Lender. For purposes of this Agreement, "Permitted Encumbrances" will mean deposits under worker's compensation, unemployment insurance and social security laws or to secure statutory obligations or surety or appeal bonds or performance or other similar bonds in the ordinary course of business; statutory liens of landlords, carriers, warehousemen, mechanics, and materialmen and other similar liens, in respect of liabilities which are not yet due or which are being contested in good faith (and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles); Liens for taxes not yet due and payable; and liens for taxes due and payable, the validity or amount of which is currently being contested in good faith (and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles) by appropriate proceedings and as to which foreclosure and other enforcement proceedings will not have been commenced (unless fully bonded or otherwise effectively stayed).


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         21. Expenses.  Upon demand, Borrower and Co-Obligors will advance to
Lender or, at Lender's option, reimburse Lender for, the following expenses:

                  a. Taxes. All taxes (other than income taxes) that Lender may be required to pay because of the Line of Credit;

                  b. Administration. All expenses that Lender may incur in connection with the preparation, execution, or enforcement of this Agreement or of any other document pertaining to the Line of Credit;

                  c. Costs of Collection. All court costs and other costs of collecting any debt, overdraft or other obligation included in the Line of Credit;

                  d. Litigation. All costs arising from any litigation, investigation, or administrative proceeding (whether or not Lender is a party thereto) that Lender may incur as a result of the Line of Credit or as a result of Lender's association with Borrower and Co-Obligors, including, but not limited to, expenses incurred by Lender in connection with a case or proceeding involving Borrower or any Co-Obligor under any chapter of the Bankruptcy Code or any successor statute thereto;

                  e. Attorneys Fees. Reasonable attorneys' fees incurred in connection with any of the foregoing.

If Lender pays any of the foregoing expenses, they shall become a part of the Line of Credit and shall bear interest at the rate of interest then in effect. This paragraph shall remain in full effect regardless of the full payment of the Line of Credit, the purported termination of this Agreement, the delivery of the executed original of this Agreement to Borrower and Co-Obligors, or the content or accuracy of any representation made by Borrower and Co-Obligors to Lender; provided, however, Lender may terminate this Paragraph by executing and delivering to Borrower and Co-Obligors a written instrument of termination specifically referring to this Paragraph.


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         22. Further Assurances.  Borrower and Co-Obligors covenant to execute such other documents that Lender may reasonably deem necessary to further evidence the obligations provided for herein.

         23. Default Certificates. Borrower and Co-Obligors covenant to deliver to Lender, within five (5) business days after request, the certificate of Borrower, of Co-Obligors or of Borrower's appropriate representative (as specified by Lender) stating whether, to the best of the person's knowledge, information, and belief and after due investigation, a Default exists under this Agreement. The certificate shall describe with particularity any Default and shall address with particularity any circumstances or subjects described by Lender in its request. Borrower and Co-Obligors covenant that they will promptly forward to Lender a copy of any notice of default Borrowers receives from any party with which any Borrower has a contract, where the amount of such contract exceeds $250,000.

         24. Recitals. Borrower and Co-Obligors warrant and agree that the recitals set forth at the beginning of this Agreement are true.

         25. No Burdensome Agreements. Borrower and Co-Obligors warrant that Borrower and each Co-Obligor is not a party to any material contract or agreement and is not subject to any material contingent liability that does or may impair the ability of Borrower or any Co-Obligor to perform under the terms of this Agreement. Borrower and Co-Obligors further warrant that the execution and performance of this Agreement will not cause a default, acceleration or other event under any other contract or agreement to which Borrower or any Co-Obligor or any property of Borrower or any Co-Obligor is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any property of Borrower or any Co-Obligor except in favor of Lender.

         26. Legal and Binding Agreement. Borrower and Co-Obligors warrant that the execution and performance of this Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable according to its terms, subject to bankruptcy and other laws affecting the rights of creditors generally.



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         27. No Consent Required. Borrower and Co-Obligors warrant that
Borrower's and Co-Obligors' execution, delivery and performance of this Agreement do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority, which has not been obtained.

         28. No Default. Borrower and Co-Obligors warrant that, as of the execution of this Agreement, no Default exits hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute such a Default.

         29. Negative Covenants. Without Lender's prior written consent, Borrower and Co-Obligors shall not do any of the following:

                  a. Other Debt. Incur, create, assume or permit to exist any indebtedness for borrowed money except:

                           (1) Indebtedness to Lender.

                           (2) Debts existing as of the execution hereof and
                  disclosed in the financial statements delivered to Lender and any modifications, renewals or extensions thereof and any refinancing of such debt with no increase in the amount of such refinanced debt.

                           (3) Unsecured debts on open account incurred in the
                  ordinary course of business.

                           (4) Up to $55,000,000 of subordinated indebtedness
                  which is subordinated to the obligations owed to Lender hereunder pursuant to an existing subordinated debt offering.

                           (5) Up to $125,000,000 of additional Senior
                  Subordinated Notes which is subordinated to the obligations owed to Lender hereunder and on such terms and conditions that are satisfactory to Lender.

                           (6) Indebtedness incurred to acquire additional
                  assets or entities; provided such purchase money indebtedness may be secured by liens in the assets or entities so acquired.

                           (7) Indebtedness arising from the negotiation and
                  deposit of instruments received in the ordinary course of business.

                           (8) Indebtedness incurred by Borrower pursuant to
                  advances made under a credit facility or line of credit in existence on the date hereof or any extension or renewal thereof which does not increase the maximum amount available.

                           (9) Long-term (a maturity of more than one year)
                  mortgage loans which do not exceed in the aggregate
                  $10,000,000.

                           (10) Indebtedness incurred by Borrower which is used
                  to repay the Line of Credit and which permanently reduces the maximum amount available under the Line of Credit dollar for dollar by such paydown.

                  b. Pledge or Mortgage of Assets. Except as allowed under this Agreement, pledge or mortgage any of its existing, or future acquired assets to any other party, except liens that exist on the date hereof, together with renewals, extensions, refinancings and modification thereof.

                  c. Stock Transactions. Redeem any stock, subordinated debt, warrants, or debt securities convertible into stock; provided Borrower may redeem warrants in a one-time transaction having an aggregate cost of no more than $7,500,000 and Borrower may redeem stock in a one-time transaction having an aggregate cost of no more than $2,500,000.

                  d. Reorganization. Enter into any agreement to merge, consolidate, or otherwise reorganize or recapitalize; provided, however, this shall not apply to any transaction where Borrower and/or a Co-Obligor is the surviving corporation.

                  e. Disposition of Assets. Sell, lease, or otherwise transfer all or substantially all of its assets in any transaction which is not in the ordinary course of business; provided, this restriction shall not apply to transfers among Borrower and/or any Co-Obligors.

                  f. Guaranties. Guarantee any obligations of any other business or individual, except through the endorsement of items tendered to Borrower and Co-Obligors as payment in the ordinary course of business, where the aggregate of such guaranties exceeds $4,000,000. This guaranty liability shall not be considered as debt for purposes of Paragraph 30a. Any guaranty by Borrower of a debt of a Co-Obligor shall not be counted toward the $4,000,000 so long as the debt of the Co-Obligor is shown on the Borrower's consolidated financial statements.

                  h. Creation of New Subsidiaries. Acquire an interest in any subsidiary corporation unless, within 15 days after the acquisition of such ownership interest, the new subsidiary executes the Line of Credit Note and becomes a party to this Agreement.

                  i.Dividends. Co-Obligors shall not declare any dividends, other than dividends payable to ShoLodge, Inc., without the prior written consent of Lender.

         30. Financial Covenants. Borrower and Co-Obligors shall maintain the following financial requirements as determined by GAAP on a consolidated basis (unless otherwise noted):

                  a. Tangible Net Worth. at all times maintain a minimum Tangible Net Worth of not less than $74,000,000 computed quarterly.

                  b. Debt to Tangible-Net-Worth Ratio. From and after January 31, 1997, at all times maintain a ratio of total debt to Tangible Net Worth of not more than 1.75 to 1.00 computed quarterly; provided, however, that for purposes of computing this ratio, "revenue participation bonds" (as those terms are used in Borrower's Financial Statements) will be subtracted from total liabilities, and any minority shareholder interest of a subsidiary of Borrower will be excluded from Borrower's total liabilities.

                  c. Current Ratio. From and after January 31, 1997, maintain at all times a ratio of Current Assets to Current Liabilities not less than 1.0 to 1.0, computed quarterly.

                  d. Fixed-Charge Coverage Ratio. Maintain a Fixed-Charge Coverage Ratio of not less than 1.25 to 1.0 computed quarterly based on a trailing four quarters.

                  e. Definitions. For purposes of this Section 31 and this Agreement, the following definitions shall apply:

                           (i) "Current Assets" will have the meaning given in
                  accordance with Generally-Accepted Accounting Principles.

                           (ii) "Current Liabilities" will have the meaning
                  given in accordance with Generally-Accepted Accounting Principles.

                           (iii) "Fixed-Charge Coverage Ratio" will mean the
                  quotient obtained by dividing (a) the sum of net-after- tax income, net interest, depreciation, amortization and net rental expenses by (b) the sum of net interest, net rents, the current maturities of long-term debt and capitalized leases.

                           (iv) "Generally-Accepted Accounting Principles" will
                  mean generally-accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of Borrowers and any predecessors.

                           (v) "Tangible Net Worth" will mean the excess of
                  total assets (excluding intangible assets) over total liabilities (exclusive of capital stock and surplus), all determined in accordance with Generally-Accepted Accounting Principles consistently applied.

         31.      Environmental Matters

                  a.  Definitions

                           (1) "Environmental Laws" means the Environmental
                  Protection Act, the Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act and any other federal, state or municipal law, rule or regulation relating to air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous or toxic waste or materials, or other environmental or health matters.

                           (2) "Hazardous Materials" means those substances
                  included from time to time within the definition of hazardous substances, hazardous materials, toxic substances, or solid waste under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, 42 U.S.C. ss. 9601 et seq.; the Resource Conversation and Recovery Act of 1976, 42 U.S.C. ss. 1801 et seq., and in the regulations promulgated pursuant to such acts and laws; and such other substances that are or become regulated under any applicable local, state or federal law or regulation addressing environmental hazards.

                  b. Environmental Law Compliance. Borrower and Co-Obligors warrant and covenant that the conduct of Borrower's and Co-Obligors' business operations do not and will not violate, in any material respect, any federal laws, rules, or ordinance for environmental protection, regulations of the Environmental Protection Agency and any applicable local or state law, rule, regulation, or rule of common law and any judicial interpretation thereof relating primarily to the environmental or Hazardous Materials and Borrower and Co-Obligors will not use or permit any other party to use any Hazardous Materials at any of Borrower's or Co-Obligors' places of business or at any other property owned by Borrower and Co-Obligors except such materials as are incidental to Borrower's and Co-Obligors' normal course of business, maintenance and repairs and which are handled in material compliance with all applicable environmental laws. Borrower and Co-Obligors agree to permit Lender, its agents, contractors, and employees to enter and inspect any of Borrower's and Co-Obligors' places of business or any other property of Borrower and Co-Obligors at any reasonable times upon five (5) days prior notice for the purpose of conducting an environmental investigation and audit (including taking physical samples) to insure that Borrower and Co-Obligors are complying with this covenant and Borrower and Co-Obligors shall reimburse Lender on demand for the costs of any such environmental investigation and audit. Borrowers and Co- Obligors shall provide Lender, its agents, contractors, employees, and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrower's and Co-Obligors' business operations within five (5) days of the request thereof.

                  c. Notification of Environmental Claims. Borrower and Co-Obligors shall immediately advise Lender in writing of (i) any and all material enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower's and Co-Obligors' business operations; and (ii) all material claims made or threatened by any third party against Borrower or any Co- Obligor relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower and Co-Obligors shall immediately notify Lender of any material remedial action taken by Borrower or any Co-Obligor with respect to Borrower's and Co-Obligors' business operations.

                  d. Indemnification. Borrower and Co-Obligors shall indemnify, defend, and hold Lender and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs, or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials, arising from Borrower's and Co-Obligors' business operations, any other property owned by Borrower or any Co-Obligor or in the surface or ground water arising from Borrower's or any Co-Obligors' business operations, or gaseous emissions arising from Borrower's or any Co-Obligors' business operations or any other condition existing from Borrower's and Co-Obligors' business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Borrower and Co-Obligors further agree that their indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower or any Co-Obligor, regardless of whether the Borrower or any Co-Obligor has paid the employee under the workmen's compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower or any Co-Obligor, the Lender, and of any third parties. The Borrower's and Co-Obligors' obligations under this paragraph shall survive the repayment of the Loan.

         32. Default Defined. The occurrence of any one or more of the following events shall constitute a Default under this Agreement:

         a. Monetary Default. The failure of Borrower and Co-Obligors to timely pay any amount due Lender under the Line of Credit or under any other obligation to Lender if such failure continues for ten (10) days after notice of nonpayment from Bank to Borrower and Co-Obligors.

         b. Breach of Covenant. The failure of Borrower or any Co- Obligor to comply with any of the terms and obligations of this Agreement (other than those addressed in a, c, d, e, f or g hereof) for a period of 20 days; provided, however, that Borrower and Co-Obligors will not be deemed in default hereunder if such failure is curable, but cannot be cured within such 20-day period and Borrower or any Co-Obligor commences to cure such failure within such 20-day period and diligently pursues curing such failure and does in fact cure such failure within a reasonable time, not to exceed 45 days (or such longer period of time if such failure cannot reasonably be cured in 45 days and such failure to cure could not materially and adversely affect Lender).

         c. Breach of Warranty. Lender's discovery that any representation or warranty in connection with this Agreement or the Line of Credit or any other Loan Document was materially false when made.

         d. Default Under Other Document. Subject to applicable cure periods, the occurrence of a default under the terms of any document evidencing or otherwise pertaining to the Line of Credit, including, without limitation, the Loan Documents.

         e. Voluntary Bankruptcy. The Borrower or any Co-Obligor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

         f. Involuntary Bankruptcy. An involuntary case or other proceeding shall be commenced against Borrower or any Co- Obligor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days; or an order for relief shall be entered against the Borrower and any Co-Obligor under the bankruptcy laws as now or hereafter in effect.

         g. Default Under Other Loans. Subject to any grace or cure periods, the occurrence of a default under the terms of any document or agreement evidencing, securing or otherwise pertaining to the extension of credit by any other party to Borrower or any Co-Obligor, the default, which if not cured, would permit the acceleration of the debt.

         33. Remedies Upon Default. Upon a Default under Section 33, Lender may exercise any or all of the following remedies:

                  a. Remedies. Lender may exercise any right that it may have at law or equity, including an action to collect the Line of Credit Loan. All obligations of Bank to advance or readvance under the Line of Credit will terminate.

                  b. Application of Proceeds. All amounts received by Lender for Borrower's or Co-Obligors' account by exercise of its remedies hereunder shall be applied as follows: First, to the payment of all reasonable expenses incurred by Lender in exercising its rights hereunder, including reasonable attorney's fees, and any other expenses due Lender from Borrower and Co-Obligors; Second, to the payment of all interest included in the Line of Credit, in such order as Lender may elect; Third, to the payment of all principal included in the Line of Credit, in such order as Lender may elect; and Fourth, surplus to Borrower, the Co-Obligors or other party entitled thereto.

         34. Resolution of Disputes.

                  a. Arbitration. Any controversy or claim between or among the parties to the Loan Documents or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the arbitration of commercial disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "special rules" set forth below. In the event of any inconsistency, the special rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to the Loan Documents may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

                  b. Special Rules. The arbitration shall be conducted in Nashville, Tennessee and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

                  c. Reservations of Rights. Nothing in foregoing arbitration shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in the Loan Documents; or (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the rights of Lender under the Loan Documents (a) to exercise self help remedies such as (but not limited to) set-off, or (b) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, or the appointment of a receiver. Lender may exercise such self help rights, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to the Loan Documents.

         35. Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower and Co-Obligors for any purpose. This Agreement has been executed for the sole benefit of Lender, Borrower and Co-Obligors and no third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under this Agreement or under any document referred to herein.

         36. Regulation U. Borrower and each Co-Obligor warrants that none of the proceeds of the loan evidenced by the Note will be used to purchase or carry "margin stock," as defined in Regulation U issued by the Federal Reserve Board.

         37. Business Days. If any payment date under the Line of Credit fails on a day that is not a business day of Lender, or if the last day of any notice period falls on such a day, the payment shall be due and the notice period shall end on the next succeeding Lender business day.

         38. Notices. Any communications concerning this Agreement or the credit described herein shall be addressed as follows:

                        As to Borrower and Co-Obligors:

                        ShoLodge, Inc.
                        Attention:  Leon Moore
                        217 West Main Street
                        Gallatin, TN 37066

                        With a Copy to:

                        BOULT, CUMMINGS, CONNERS & BERRY, PLC

                        Attention: Patrick L. Alexander
                        414 Union Street, Suite 1600
                        Nashville, Tennessee 37219

                        As to Lender:

                        NationsBank of Tennessee, N.A.
                        Attention: Sam Belk, Vice President
                        One NationsBank Plaza
                        Nashville, Tennessee 37239

                        With a copy to:

                        Neal & Harwell
                        Attn:  James R. Kelley
                        2000 First Union Tower
                        150 Fourth Avenue North
                        Nashville, Tennessee 37219

Communications to be given to a party shall be effective when actually or constructively received by such party or three (3) days after when set forth in writing and mailed or delivered to such party's address stated above. Any party may change its address for receipt of notices by submitting the change in writing to the other party.

         39. Participations. Prior to a Default, Lender agrees that it will not assign or participate an interest in the Line of Credit Note and this Agreement without the prior approval of Borrower. Thereafter, Lender may, from time to time, in its sole discretion, and without notice to Borrower and Co-Obligors, sell participations in any credit subject hereto to such other investors or financial institutions as it may elect. Such participants will have no direct relationship with Borrower and Co-Obligors and will have no right with respect to waivers or amendments or default declarations. Lender may from time to time disclose to any participant or prospective participant such information as Lender may have regarding the financial condition, operations, and prospects of Borrower and Co-Obligors, but Lender shall take reasonable precautions to require such participant or prospective participant to keep such information confidential.

         40. Incorporation of Exhibits. All Exhibits referred to in this Agreement are incorporated herein by this reference.

         41. Indulgence Not Waiver. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Agreement shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Agreement.

         42. Cumulative Remedies. The remedies provided Lender in this Agreement are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

         43. Amendment and Waiver in Writing. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

         44. Assignment. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrower and Co-Obligors and Lender, except that Borrower and Co-Obligors shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower and Co-Obligors without the required prior consent shall be void.

         45. Entire Agreement. This Agreement and the other written agreements between Borrower, Co-Obligors and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

         46. Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

         47. Time of Essence. Time is of the essence of this Agreement, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

         48. Applicable Law. The validity, construction and enforcement of this Agreement and all other documents executed with respect to the Line of Credit shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Agreement has been executed and delivered.

         49. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

         50. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

         Executed the date first written above.

                                         THE UNDERSIGNED ACKNOWLEDGE A
                                         THOROUGH UNDERSTANDING OF THE TERMS
                                         OF THIS AGREEMENT AND AGREE TO BE
                                         BOUND THEREBY:

                                         NATIONSBANK OF TENNESSEE, N.A.

                                         By: /s/ John L. Stringfield
                                            ----------------------------------
                                         Title: Banking Officer
                                                ------------------------------


                                         SHOLODGE, INC.

                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                         SHONEY'S INN OF LEBANON, INC.


                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                         SHONEY'S INN, INC.


                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Its: President
                                              --------------------------------

                                         NASHVILLE AIR ASSOCIATES, INC.

                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                         MOORE AND ASSOCIATES, INC.

                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                         SUNSHINE INNS, INC.


                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                         LAFLA INN, INC.


                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                         SOUTHEAST TEXAS INNS, INC.

                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                         DELAWARE INNS, INC.

                                         By: /s/ Leon Moore
                                            ----------------------------------
                                         Title: President
                                                ------------------------------

                                        ALABAMA LODGING CORPORATION

                                        By: /s/ Leon Moore
                                            ----------------------------------
                                        Title:  President
                                                ------------------------------

                                        FRONT RANGE SUITES, INC.


                                        By: /s/ Leon Moore
                                            ----------------------------------
                                        Title:  President
                                                ------------------------------

                                        MIDWEST INNS, INC.


                                        By: /s/ Leon Moore
                                            ----------------------------------
                                        Title:  President
                                                ------------------------------

                                        FAR WEST INNS, INC.


                                        By: /s/ Leon Moore
                                            ----------------------------------
                                        Title:  President
                                                ------------------------------

                                        CAROLINA INNS, INC.


                                        By: /s/ Leon Moore
                                            ----------------------------------
                                        Title:  President
                                                ------------------------------


                                        SHONEY'S INN OF BATON ROUGE, A
                                        A TENNESSEE GENERAL PARTNERSHIP

                                             By: Two Seventeen, Inc.,
                                                   General Partner

                                             By: /s/ Leon Moore
                                                 -----------------------------
                                             Its: President
                                                 -----------------------------

                                             By: Inn Partners, Inc.,
                                                   General Partner

                                             By: /s/ Leon Moore
                                                 -----------------------------
                                             Its: President
                                                 -----------------------------

                              LINE OF CREDIT NOTE

$10,000,000.00                      Nashville, Tennessee      November 6, 1996


         FOR VALUE RECEIVED, SHOLODGE, INC., a Tennessee corporation, SHONEY'S INN OF LEBANON, INC., a Tennessee corporation, SHONEY'S INN, INC., a Tennessee corporation, NASHVILLE AIR ASSOCIATES, INC., a Tennessee corporation, MOORE AND ASSOCIATES, INC., a Tennessee corporation, SUNSHINE INNS, INC., a Tennessee corporation, LAFLA INN, INC., a Tennessee corporation, SOUTHEAST TEXAS INNS, INC., a Tennessee corporation, DELAWARE INNS, INC., a Tennessee corporation, ALABAMA LODGING CORPORATION, a Tennessee corporation, FRONT RANGE SUITES, INC., a Tennessee corporation, MIDWEST INNS, INC., a Tennessee corporation, FAR WEST INNS, INC., a Tennessee corporation, CAROLINA INNS, INC., a Tennessee corporation, and SHONEY'S INN OF BATON ROUGE, a Tennessee general partnership (collectively the "Maker") jointly and severally promise to pay to the order of NATIONSBANK OF TENNESSEE, N.A. ("Payee" or "NationsBank"), the sum of Ten Million and No/100 Dollars ($10,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as set forth below.

         Advances under this Note shall be governed by that certain Loan Agreement dated November 6, 1996 ("Loan Agreement"). Subject to the provisions of the Loan Agreement, Maker may borrow, repay and reborrow and there is no limit on the number of advances against this Note as long as the total unpaid principal balance at any time outstanding does not exceed Ten Million and No/100 Dollars ($10,000,000.00).

         Interest shall accrue at either (i) the NationsBank Prime Rate, as it may change from time to time; or (ii) upon Maker's written election, for any given period of 30, 60, or 90 days (a "LIBOR Period") the LIBOR Rate plus 190 basis points.

         Interest in arrears shall be due and payable on the first (1st) day of each quarter beginning on December 1, 1996, except in the case of a LIBOR Rate Borrowing, interest shall be payable at the earlier of each quarter as set forth above or at the end of the LIBOR Period.

         All remaining principal and interest shall become due on January 31, 1997.

         Should Maker elect in writing to use the LIBOR Rate option for a LIBOR Period, the following restrictions will apply. No more than three (3) LIBOR Rate Borrowings may be outstanding at any time. The borrowings will be in minimum amounts of One Million and 00/100 Dollars ($1,000,000.00) each or greater amounts in Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) increments.

         As used herein, the term "NationsBank Prime Rate" shall mean the fluctuating rate of interest established by NationsBank from time to time as its "Prime Rate", whether or not such rate shall be otherwise published. Such Prime Rate is established by NationsBank as an index or base rate and may or may not at any time be the best or lowest rate charged by NationsBank on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that NationsBank, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, NationsBank shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

         For purposes hereof, the "LIBOR Rate" shall mean the rate per annum announced by NationsBank as its LIBOR Rate for a period equal to the length of such LIBOR Period and in an amount comparable to the then aggregate unpaid principal balance hereunder (or will be outstanding by the commencement of the LIBOR Period requested by Maker) as adjusted to reflect NationsBank's reserve requirements, all as calculated and announced from time to time by Payee, whose announcement shall be binding absent manifest error.

         Interest hereunder shall be calculated based upon a 360 day year in the case of LIBOR Rate loans and a 365 day year in the case of Prime Rate loans and actual days elapsed. The interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to Maker, at the option of the holder of this Note.

         All amounts due under this Note are payable at par in lawful money of the United States of America, at the principal place of business of Payee in Nashville, Tennessee, or at such other address as the Payee or other holder hereof (herein "Holder") may direct.

         Any payment not made within fifteen (15) days of its due date will be subject to assessment of a late charge equal to five percent (5%) of such payment. Holder's right to impose a late charge does not evidence a grace period for the making of payments hereunder.

         The occurrence of a Default under the Loan Agreement shall constitute an event of default under this Note.

         Upon the occurrence of an event of default, as defined above, Holder may, at its option and without notice, terminate any obligation to advance funds under this Note, declare all principal and interest provided for under this Note, and any other obligations of Maker to Holder, to be presently due and payable, and Holder may enforce any remedies available to Holder under any documents securing or evidencing debts of Maker to Holder. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon default, at Holder's election, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Prime Rate in effect immediately before the default plus four percent (4%).

         All amounts received for payment of this Note shall be first applied to any expenses due Holder under this Note or under any other documents evidencing obligations of Maker to Holder relating to the indebtedness evidenced by this Note, then to accrued interest, and finally to the reduction of principal. Prepayment of principal or accrued interest may be made, in whole or in part, at any time without penalty.

         Maker and all sureties, guarantors, endorsers and other parties to this instrument hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship.

         Maker's performance under this Note is unsecured.

         Maker and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys' fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby.

         The validity and construction of this Note shall be determined according to the laws of Tennessee applicable to contracts executed and performed within that state. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

         The provisions of this Note may be amended or waived only by instrument in writing signed by the Holder and Maker and attached to this Note.

         Any controversy or claim between or among the parties to this Note or any related loan or collateral agreements or instruments (collectively, "Loan Documents"), including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the arbitration of commercial disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "special rules" set forth below. In the event of any inconsistency, the special rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to the Loan Documents may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

                  The following "Special Rules" shall apply. The arbitration shall be conducted in Nashville, Tennessee and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

         Nothing in foregoing arbitration shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in the Loan Documents; or (ii) be a waiver by NationsBank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the rights of NationsBank under the Loan Documents (a) to exercise self help remedies such as (but not limited to) set-off, or (b) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, or the appointment of a receiver. NationsBank may exercise such self help rights, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to the Loan Documents. Neither this exercise or self help remedies nor the institution or maintenance of an action for provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         Words used herein indicating gender or number shall be read as context may require.

                                      SHOLODGE, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      SHONEY'S INN OF LEBANON, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      SHONEY'S INN, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      NASHVILLE AIR ASSOCIATES, INC.

                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      MOORE AND ASSOCIATES, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------


                                      SUNSHINE INNS, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------


                                      LAFLA INN, INC.

                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      SOUTHEAST TEXAS INNS, INC.

                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------


                                      DELAWARE INNS, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------


                                      ALABAMA LODGING CORPORATION


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------


                                      FRONT RANGE SUITES, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------



                                      MIDWEST INNS, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      FAR WEST INNS, INC.

                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      CAROLINA INNS, INC.


                                      By:  /s/ Leon Moore
                                           ------------------------------------
                                      Title: President
                                             ----------------------------------

                                      SHONEY'S INN OF BATON ROUGE, A
                                      A TENNESSEE GENERAL PARTNERSHIP

                                          By: Two Seventeen, Inc.,
                                               General Partner

                                              By:  /s/ Leon Moore
                                                   ----------------------------
                                              Its: President
                                                   ----------------------------


                                          By: Inn Partners, Inc.
                                               General Partner

                                              By:  /s/ Leon Moore
                                                   ----------------------------
                                              Its: President
                                                   ----------------------------